REPUBLIC INTERNATIONAL EQUITY FUND

                               6 St. James Avenue
                                Boston, MA 02116
                                 (800) 782-8183

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                  Capital Guardian Trust Company - Sub-Adviser
                          ("CGTC" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
               Administrator of the Fund, Distributor and Sponsor
     ("SBDS" or the "Administrator of the Fund" or the "Distributor" or the
                                   "Sponsor")

               Signature Financial Group (Grand Cayman) Limited -
                         Administrator of the Portfolio
                             ("Signature (Cayman)")

                      Signature Financial Services, Inc. -
                              Fund Accounting Agent
                                  ("Signature")


                       STATEMENT OF ADDITIONAL INFORMATION

         Republic International Equity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the International Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information.

         Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.

         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund, dated January 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.


January 26, 1996                                                        FT4135E

                                TABLE OF CONTENTS

                                                                                                               Page

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................................................   1
         U.S. Government Securities............................................................................   1
         Convertible Securities................................................................................   1
         Repurchase Agreements.................................................................................   2
         Investment Restrictions...............................................................................   2
         Percentage and Rating Restrictions....................................................................   5

PORTFOLIO TRANSACTIONS.........................................................................................   5

PERFORMANCE INFORMATION........................................................................................   6

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST................................................................   7
         Trustees and Officers.................................................................................   7
         Investment Manager..................................................................................... 10
         Sub-Adviser...........................................................................................  11
         Administrator.........................................................................................  11
         Fund Accounting Agent.................................................................................  11
         Reimbursement of Expenses and Fee Waivers.............................................................  12
         Custodian and Transfer Agent..........................................................................  12

DETERMINATION OF NET ASSET VALUE...............................................................................  12

TAXATION ......................................................................................................  12
         Options, Futures and Forward Contracts................................................................  14
         Swap Agreements.......................................................................................  15
         Investment in Passive Foreign Investment Companies....................................................  15
         Disposition of Shares.................................................................................  16

OTHER INFORMATION..............................................................................................  16
         Capitalization........................................................................................  16
         Voting Rights.........................................................................................  17
         Independent Auditors..................................................................................  17
         Counsel  .............................................................................................  18
         Registration Statement................................................................................  18
         Financial Statements..................................................................................  18


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

U.S. Government Securities

         For liquidity purposes and for temporary defensive purposes, the Portfolio may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Convertible Securities

         The Portfolio may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Portfolio may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

Repurchase Agreements

         The Portfolio may invest in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.
Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Portfolio Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This could become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees of the Portfolio Trust believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Portfolio exceed 15% of the Portfolio's net assets.

Investment Restrictions

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities:

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

         (7)      issue senior securities, except as permitted under the 1940
                  Act;

         (8) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

         (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the

Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

         (7) invest for the purpose of exercising control over management of any company;

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

Percentage and Rating Restrictions

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Portfolio investments for the Portfolio with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the period January 9, 1995 (commencement of operations) to October 31, 1995, there were no brokerage commissions paid from the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Investment decisions for the Portfolio and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD = 2[( a-b + 1)6-1]
                        cd

where       a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information. The total return of the Fund for the period from January 9, 1995 (commencement of operations) to October 31, 1995 was 8.31%.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW*, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, President
         Chairman, President and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman, President and Chief Executive Officer, SBDS (since April, 1989), Chairman, President and Chief Executive Officer, Signature (May, 1993); Director, Chairman and President, Signature (Cayman) (since March, 1992).

JOHN R. ELDER*, Treasurer
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG (since June, 1991); Assistant Secretary, SBDS (since October, 1992); Assistant Secretary, Signature (since March, 1993); law student, Boston University School of Law (prior to May, 1992).

JAMES E. HOOLAHAN*, Vice President
         Senior Vice President, SFC (since December, 1989).

SUSAN JAKUBOSKI*, Assistant Secretary and Assistant Treasurer P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.; Manager and Senior Fund Administrator, SFG and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (from February 1988 to November 1990).

THOMAS M. LENZ*, Secretary
         Senior  Vice  President  and  Associate  General  Counsel,  SFG  (since
         November, 1989); Assistant Secretary, SBDS (since February, 1991); Assistant Secretary, Signature (since March, 1993); Attorney, Ropes & Gray (prior to November, 1989).

MOLLY S. MUGLER*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, SBDS (since April, 1989); Assistant Secretary, Signature (since March,
         1993).

BARBARA M. O'DETTE*, Assistant Treasurer
         Assistant  Treasurer,  SFG;  Assistant  Treasurer,  SBDS (since  April,
         1989); Assistant Treasurer, Signature (since March, 1993).

ANDRES E. SALDANA*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Assistant Secretary, SBDS (since September, 1993); Assistant Secretary, Signature (since March, 1993); Attorney, Ropes & Gray (September, 1990 to November, 1992); law student, Yale Law School (prior to May, 1990).

         Messrs. Coolidge, Elder, Lenz and Saldana and Mss. Gibson, Jakuboski, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which SBDS or an affiliate is the administrator.

                               COMPENSATION TABLE

                              Pension
                              Retirement                         Total
                              Benefits       Estimated           Compensation
               Aggregate      Accrued as     Annual              From Fund
Name of        Compensation   Part of Fund   Benefits Upon       Complex* Paid
Trustee        from Trust     Expenses       Retirement          to Trustees


Frederick C.
Chen           $4,096.42      none           none                $4,873.21


Alan S. Parsow $4,096.42      none           none                $4,873.21

Larry M.
Robbins        $3,696.43      none           none                $4,373.22

Michael Seely  $4,096.42      none           none                $4,873.21

*The Fund Complex consists of the Trust and the Portfolio Trust.


         The compensation table above reflects the fees received by the Trustees from the Trust and the Portfolio Trust for the period from January 9, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of either the Trust or Portfolio Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 22, 1996, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic NY Securities Co., FBO Republic Bank of New York, Cap Guard, 452 Fifth Avenue, 14th Floor, New York, New York, 10018 - 32.8%; Republic National Bank of New York, 452 Fifth Avenue, New York, New York, 10018 - 9.9%; Kinco & Co., c/o RNB Securities Services, One Hanson Place - Lower Level, Brooklyn, New York, 11243 - 5.5%. Shareholders who own more than 25% of the outstanding voting securities of the Fund may take action without the approval of other shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests
--------
1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Manager

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the investment manager receives no compensation from the Portfolio.

         The Investment Management Contract will remain in effect until November 21, 1996, and will continue in effect thereafter from year to year with respect to the Portfolio, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

Sub-Adviser

         CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Fund's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $131,059.

         The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

Administrator

         Each Administrative Services Agreement is terminable with respect to the Fund or the Portfolio, as the case may be, without penalty at any time by vote of a majority of the respective Trustees, or by the respective Administrator, upon not less than 60 days' written notice to the Fund or the Portfolio, as the case may be. Each Agreement provides that neither the respective Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the Portfolio, as the case may be, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the respective Administrative Services Agreement. The minimum annual administrative services fees paid by the Fund shall be $25,000. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, SBDS was paid administrative services fees of $20,274, of which $5,914 was waived.

Fund Accounting Agent

         Pursuant to respective fund accounting agreements, Signature serves as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $50,000.

Reimbursement of Expenses and Fee Waivers

         Republic and Signature have voluntarily agreed to waive a portion of their fees, and to the extent necessary, reimburse the Fund for additional expenses during the period January 9, 1995 through October 31, 1995. For the period ended October 31, 1995, expenses of the Fund were voluntarily limited to no more than 1.14% of the average daily net assets on an annualized basis and accordingly, the Manager and Sponsor waived fees and reimbursed expenses aggregating $34,250. Republic and Signature have also voluntarily agreed to waive a portion of their fees, and to the extent necessary, reimburse the Portfolio for additional expenses during the period January 9, 1995 to October 31, 1995. For the period ended October 31, 1995, expenses of the Portfolio were voluntarily limited to no more than 0.64% of the average daily net assets on an annualized basis. For the period ended October 31, 1995, the Manager and SFSI waived fees and reimbursed expenses aggregating $142,669.

Custodian and Transfer Agent

         Investors Bank & Trust Company serves as custodian and transfer agent for each of the Fund and the Portfolio pursuant to Custodian Agreements and Transfer Agency Agreements, respectively. The Custodian may use the services of sub-custodians with respect to the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and SBDS anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

Options, Futures and Forward Contracts

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to- market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

Swap Agreements

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

Investment in Passive Foreign Investment Companies

         The  Portfolio  may invest in shares of foreign  corporations  (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

Disposition of Shares

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of

Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Independent Auditors

         For the fiscal year ended October 31, 1995, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust and Ernst & Young, One Capital Place, George Town, Grand Cayman, Cayman Islands, served as independent auditors of the Portfolio.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 01208. The Portfolio has appointed KPMG Peat Marwick, Grand Cayman, Cayman Islands as its independent accountant for the fiscal year ended October 31, 1996, who will audit its financial statements.

Counsel

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Reprot of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

FT4135E

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